EXHIBIT 10.1

WAIVER AGREEMENT UNDER CREDIT AGREEMENT

THIS WAIVER UNDER CREDIT AGREEMENT (this "Waiver") is dated as of April 24, 2002, among GERBER SCIENTIFIC, INC. ( the "Borrower"), WACHOVIA BANK, NATIONAL ASSOCIATION., as Agent (the "Agent") and as a Bank and the other Banks which are signatories hereto (collectively, the "Banks");

W I T N E S S E T H :

WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Amended and Restated Credit Agreement dated as of March 14, 2001, as amended by First Amendment to Credit Agreement dated as of July 23, 2001 and Second Amendment to Credit Agreement dated as of January 31, 2002 (as so amended, the "Credit Agreement");

     WHEREAS, the Borrower anticipates the possibility that it may not be in compliance with the covenant contained in Section 5.20 of the Credit Agreement (the "Net Worth Covenant"), the covenant pertaining to the Leverage Ratio contained in Section 5.21 of the Credit Agreement (the "Leverage Covenant") and the covenant pertaining to the Consolidated Fixed Charges Coverage Ratio contained in Section 5.22 of the Credit Agreement (the "Fixed Charges Covenant") for the Fiscal Quarter ending April 30, 2002 (the "Fourth Quarter FY2002") (such potential breaches of the Net Worth Covenant, the Leverage Covenant and the Fixed Charges Covenant for the Fourth Quarter FY2002 being the "Prospective Defaults"), and requested that the Agent and the Banks temporarily and conditionally waive the right to assert the Prospective Defaults, and the Agent and the Required Banks have agreed to such waiver, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

    Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
    Waiver. Effective upon satisfaction of the conditions to effectiveness set forth in Section 17 hereof, and subject to the other terms and conditions set forth herein, the Agent and the Required Banks waive the right to assert the Prospective Defaults, but only to the extent such Prospective Defaults are caused by a pre-tax charge in an amount not to exceed $12,000,000 for the Fourth Quarter FY2002 for anticipated inventory write-downs due to changing market conditions and production delays in the Borrower's MAXXtm thermal imaging system and inventories of third party manufactured products at Gerber Scientific Products and Spandex PLC sign making and graphics specialty businesses, and certain other miscellaneous balance sheet adjustments not related to the Anticipated Restatement, as that term is defined below (collectively, the "Inventory and Miscellaneous Writedowns"). Such waiver of the Prospective Defaults for the Fourth Quarter FY2002, as so limited to the effect of the Inventory and Miscellaneous Writedowns, is the "Limited Waiver."
    Anticipated Restatement. In a press release dated April 15, 2002, the Borrower announced that it is conducting an internal review of its financial reporting for the period beginning January 1, 1998 through the Fiscal Year ending April 30, 2002 in response to an investigation by the Securities and Exchange Commission into the Borrower's inventory and reserve accounting practices and related disclosures, and anticipates that a restatement of prior financial statements will be necessary as a result of such review (the "Anticipated Restatement"), but the Borrower is unable at this time to quantify the amount of the Anticipated Restatement. All rights of the Agent and the Banks are hereby expressly reserved with respect to the Anticipated Restatement. With respect to any Borrowing after the date hereof but prior to June 1, 2002 (the "Anticipated Restatement Waiver Period"), such Borrowing shall be subject to the satisfaction of all conditions set forth in Section 3.02 of the Credit Agreement, including without limitation subparagraph (c) thereof, except that during the Anticipated Restatement Waiver Period, Borrower shall not be required to make any representations and warranties that relate specifically to the effect of the Anticipated Restatement.
    Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (but after giving effect to the Limited Waiver contained herein and the provisions of Section 16 hereof, and except for representations and warranties which relate specifically to a prior date and the effect of the Anticipated Restatement) and with specific reference to this Waiver.
    Effect of Waiver. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The Limited Waiver set forth in Section 2 hereof: (i) shall relate and apply only to the Limited Waiver of the Prospective Defaults, only to the extent caused by the Inventory and Miscellaneous Writedowns, and (ii) is subject to the satisfaction of the conditions precedent set forth in Section 17 hereof. The Limited Waiver hereby granted by the Agent and the Banks shall not apply to any other past, present or future Event of Default or other noncompliance with any provision of this Waiver or the Credit Agreement or any of the other Loan Documents (including, without, limitation, any Event of Default occurring or in existence under the Net Worth Covenant, the Leverage Covenant or the Fixed Charges Covenant for the Fourth Quarter FY2002 other than due to the Inventory and Miscellaneous Writedowns [whether as a result of the Anticipated Restatement or otherwise], and all rights, powers and remedies of the Agent and the Banks are reserved with respect thereto).
    Reaffirmation; No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that, except as expressly set forth herein: (i) there has not been, and this Waiver does not constitute or establish, a novation with respect to the Credit Agreement or any of the Loan Documents, or a mutual departure from the strict terms, provisions and conditions thereof; and (ii) nothing in this Waiver shall affect or limit the Agent's and the Banks' right to demand payment of liabilities owing from the Borrower to the Agent and the Banks under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing (all to the extent and as provided in the Credit Agreement and the other Loan Documents), immediately at any time after an Event of Default, other than a Prospective Default, to the extent of the Limited Waiver, caused by the Inventory and Miscellaneous Writedowns.
    Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof, except as expressly set forth herein.
    Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
    Section References. Section titles and references used in this Waiver shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
    No Default; Absence and Waiver of Defenses; Conduct of the Agent and the Lenders. To induce the Agent and the Required Banks to enter into this Waiver, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, recoupment, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Agent or the Banks under the Credit Agreement or the other Loan Documents. The Borrower and each Guarantor (by execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof) further acknowledges that, to the best of its knowledge, through the date hereof, the Agent and each of the Banks (i) have acted in good faith and in a commercially reasonable manner in their relationships with the Borrower and such Guarantor in connection with this Waiver and in connection with the Loans and other obligations and the Loan Documents, (ii) have not breached any term or condition of any Loan Document, (iii) are not in any way responsible or liable for the previous or current condition or any deterioration of the business operations and/or financial condition of the Borrower or any Guarantor and (iv) for themselves and their successors and assigns, release, remise, acquit and forever discharge the Agent, each Bank, and each of their subsidiaries and affiliates, and all employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns of the foregoing (collectively, the "Released Parties") from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, direct or indirect, at law or in equity, of whatever nature or kind, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way related or connected to this Waiver, the Credit Agreement, or the other Loan Documents; but excluding things done, omitted or suffered to be done which arise out of relationships and agreements not pertaining directly to the relationship of obligor/obligee under the Credit Agreement or the other Loan Documents, such as under Cash Management Agreements and Hedging Agreements, and excluding things done, omitted or suffered to be done which are not known or suspected by the Borrower and the Guarantors and as to which they have no reason to know or suspect as of the date hereof, and represent and warrant that they have not purported to transfer, assign or otherwise convey any of their right, title or interest in matter released hereby to any other Person.
    Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the terms and conditions herein contained.
    Governing Law. This Waiver shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.
    Entire Agreement. This Waiver constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto are expressly superseded hereby. The execution of this Waivcr was not based upon any facts or materials provided by the Agent or any Bank, nor was the Borrower induced to execute this Waiver by any representation, statement or analysis made by the Agent or any Bank.
    Amounts Outstanding. As of the close of business on April 19, 2002, (i) the outstanding principal balance of (x) the Loans in Euro-Dollars was an aggregate of $117,000,000; (y) the Foreign Currency Loans in British pounds sterling was 4,500,000; and (ii) the Foreign Currency Loans in euros was 7,000,000. The outstanding principal balance of each of the foregoing Loans is due and owing, without defense, counterclaim, recoupment or offset.
    Waiver of Jury Trial; Consent to Jurisdiction. The provisions of Section 9.16 of the Credit Agreement are incorporated by reference herein and shall apply to and are a part of this Waiver as fully as if set forth herein and as if they made express reference hereto.
    Additional Time for German Collateral Documents and UK Collateral Documents. The time period for delivery of the German Collateral Documents and the UK Collateral Documents and the accomplishment of the other requirements contained in Section 5.26(e) of the Credit Agreement hereby is extended to July 1, 2002.
    Conditions Precedent. This Waiver shall become effective only upon: (i) execution and delivery to counsel for the Agent (including by facsimile to 404-581-8868) of this Waiver by the Borrower and Agent and the Required Banks and of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors, which delivery shall be to counsel for the Agent at facsimile no. 404-581-8868; and (ii) payment to the Agent (or the making of arrangements with the Agent for its payment on behalf and for the account of the Borrower), for the benefit of each Bank which executes this Waiver on or before 5:00 P.M., EST, on April 24, 2002, of a waiver fee in the amount of 0.15% of its Commitment (but based on the $145,000,000 aggregate Commitment level to go into effect on April 30, 2002), which fee is fully earned on the date hereof and non-refundable.

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     IN WITNESS WHEREOF, the Borrower, the Agent and the Required Banks have caused this Waiver to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

GERBER SCIENTIFIC, INC.

By:                                                             (SEAL)

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Agent and as a Bank

By:                                                             (SEAL)

FLEET NATIONAL BANK,

as a Bank

By:                                                             (SEAL)

Title:

BNP PARIBAS,

as a Bank

By:                                                             (SEAL)

Title:

JP MORGAN CHASE BANK (formerly The Chase Manhattan Bank), as a Bank

By:                                                             (SEAL)

Title:

ABN AMRO BANK N.V.,

as a Bank

By:                                                             (SEAL)

Title:

CITIZENS BANK OF MASSACHUSETTS,

as a Bank

By:                                                             (SEAL)

Title:

HARRIS TRUST AND SAVINGS BANK,

as a Bank

By:                                                             (SEAL)

Title:

GE CAPITAL CFE, INC.,

as a Bank

By:                                                             (SEAL)

Title:

CONSENT REAFFIRMATION AND AGREEMENT OF GUARANTORS

EACH OF THE UNDERSIGNED (i) ACKNOWLEDGES RECEIPT OF THE FOREGOING WAIVER UNDER CREDIT AGREEMENT (the "WAIVER"); (ii) CONSENTS TO THE EXECUTION AND DELIVERY OF THE WAIVER; (iii) REAFFIRMS ALL ITS OBLIGATIONS AND COVENANTS UNDER THE GUARANTY EXECUTED BY IT; (iv) AGREES TO BE BOUND BY AND INCORPORATES BY REFERENCE HEREIN AS FULLY AS IF SET FORTH HEREIN THE PROVISIONS OF SECTION 9 OF THE WAIVER PERTAINING TO THE GUARANTORS AND (v) AGREES THAT NONE OF ITS OBLIGATIONS AND COVENANTS SHALL BE AFFECTED BY THE EXECUTION AND DELIVERY OF THE WAIVER.

GERBER TECHNOLOGY, INC., as a Guarantor

By:                                                             (SEAL)

Title:

GERBER SCIENTIFIC PRODUCTS, INC.,

as a Guarantor

By:                                                             (SEAL)

Title:

GERBER COBURN OPTICAL, INC.,

as a Guarantor

By:                                                             (SEAL)

Title:

STEREO OPTICAL COMPANY, INC.,

as a Guarantor

By:                                                             (SEAL)

Title: